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                                                                   EXHIBIT 10.15


                                  AVIGEN, INC.
                Stock Option Agreement -- 1993 Stock Option Plan
                           (Nonqualified Stock Option)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND CONTENT TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                THIS STOCK OPTION AGREEMENT (this "Option Agreement"), dated as of ________________, by and between Avigen, Inc. (the "Corporation") and ________________, ________________of the Corporation (the "Optionee").

                WHEREAS, pursuant to the Avigen, Inc. 1993 Stock Option Plan (the "Plan") the committee duly appointed by the Board of Directors of the Corporation (the "Committee") has determined that the Optionee is to be granted, on the terms and conditions set forth herein, an option (the "Option") to purchase shares of the Class A Common Stock, par value $.001 per share, of the Corporation (the "Common Stock"), and hereby grants such Option;

                NOW, THEREFORE, On consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1. Number of Shares and Option Price. The Option represents the right, on the terms and conditions set forth herein, to purchase
        _________________shares of the Common Stock (the "Shares") at a price of $__________ per share (the "Option Price").

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2.      Term of Option and Conditions of Exercise.

        a. Term of Option. Unless the Option is previously terminated pursuant to this Option Agreement, the term of the Option and of this Option Agreement shall commence on the date hereof (the "Date of Grant") and terminate upon the expiration of ten (10) years from the Date of Grant. Upon the termination of the Option, all rights of the Optionee hereunder shall cease.

        b. Conditions of Exercise. The Option shall be exercisable pursuant to the Vesting Schedule set forth below; provided, however, that the Option may be exercised only to purchase whole shares of Common Stock, and in no case may a fraction of a share of Common Stock be purchased.

        Option Vesting Dates:

        Date         Number of Shares           Date       Number of Shares
        ----         ----------------           ----       ----------------




3. Notices. Any notices required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee's address as last known by the Corporation or such other address as last known by the Corporation or such other address as the Optionee may designate in writing to the Corporation.

4. Failure to Enforce Not a Waiver. The failure of the Corporation to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

5. Incorporation of Plan. The Plan is hereby incorporated herein by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

6. Nonqualified Stock Option. It is the intent of the parties hereto that the Option not be classified as an Incentive Stock Option (as defined in the Plan) and that any ambiguities in construction shall be interrupted in order to effectuate such intent.

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                IN WITNESS WHEREOF, the parties hereto have executed this Option
Agreement as of the day and year set forth first above.

                                       Avigen, Inc.

                                       By
                                           -------------------------------------

                                                -------------------------

                                                -------------------------


                                       The undersigned hereby accepts and agrees to all the terms and provisions of this Option Agreement and to all of the terms and provisions of the Plan, incorporated herein by reference.

                                       -----------------------------------------

                                                -------------------------
                                                Optionee